Exhibit 10.6

3039 Cornwallis Road
RTP, NC 27709
March 19, 2007
Mr. Michael Harrison
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Subject: Amendment 29 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68
This letter (the “Amendment”) serves as Amendment Number 29 to SOW#1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows
1. Delete the table in its entirety in Section 1.1, “Specifications” and replace with the following

IBM Specification/Attachments
(if applicable)	Engineering Change Level	Description
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 1 of 18
Confidential Information

IBM Specification/Attachments
(if applicable)	Engineering Change Level	Description
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
2. Update pricing with the attached Exhibit A.
The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:			Accepted and Agreed To:
International Business Machines Corporation			Brocade Communications Systems, Inc.

By:	/s/ R. Murphy	3/26/07	By:	/s/ Jill Cameron	3-29-07

Authorized Signature		Date	Authorized Signature		Date

Robert Murphy			Jill Cameron

Type or Print Name			Type or Print Name

VP Production Procurement			Dir. WW Sales Operations

Title & Organization			Title & Organization

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 2 of 18
Confidential Information

AMENDMENT #29 to SOW-1
EXHIBIT A

Supplier Part Number		Buyer Part Number
**13 months Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 3 of 18
Confidential Information

Supplier Part Number		Buyer Part Number
**13 months Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 4 of 18
Confidential Information

Supplier Part Number		Buyer Part Number
**13 months Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 5 of 18
Confidential Information

Supplier Part Number		Buyer Part Number
**13 months Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 6 of 18
Confidential Information

Supplier Part Number		Buyer Part Number
**13 months Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 7 of 18
Confidential Information

Supplier Part Number		Buyer Part Number
**13 months Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]*	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 8 of 18
Confidential Information

Supplier Part Number		Buyer Part Number
**13 months Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 9 of 18
Confidential Information

Supplier Part Number		Buyer Part Number
**13 months Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 10 of 18
Confidential Information

Supplier Part Number		Buyer Part Number
**13 months Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 11 of 18
Confidential Information

Supplier Part Number		Buyer Part Number
**13 months Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 12 of 18
Confidential Information

Supplier Part Number		Buyer Part Number
**13 months Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 13 of 18
Confidential Information

Supplier Part Number		Buyer Part Number
**13 months Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]

[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 14 of 18
Confidential Information

[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 15 of 18
Confidential Information

[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 16 of 18
Confidential Information

[**]		[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 29 to SOW 1	Page 17 of 18
Confidential Information